Exhibit 10.2

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

This AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT (this “Amendment”) dated as of February 6, 2012, is by and among WELLS FARGO FOOTHILL CANADA ULC, an unlimited corporation existing under the laws of Alberta, as the administrative agent for the Lenders (in such capacity, “Agent”), certain financial institutions party thereto as Lenders, and DIALOGIC CORPORATION, a British Columbia corporation (the “Borrower”).

R E C I T A L S:

A. WHEREAS, Borrower, Agent and Lenders from time to time party thereto have entered into certain financing arrangements pursuant to that certain Credit Agreement dated as of March 5, 2008 (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”);

B. Borrower, Agent and Lenders are party to that certain Forbearance Agreement dated as of November 14, 2011, as amended by that certain Amendment No. 1 to Forbearance Agreement dated as of December 29, 2011, and by that certain Amendment No. 2 to Forbearance Agreement dated as of January 5, 2012 (the “Forbearance Agreement”) pursuant to which Agent and Lenders agreed to forbear from exercising their rights and remedies with respect to the Existing Defaults and Anticipatory Defaults (as defined in the Forbearance Agreement) solely during the Forbearance Period (as defined in the Forbearance Agreement) on the terms and conditions set forth therein.

C. Borrower has requested that Agent and Lenders agree to amend the Forbearance Agreement.

D. Agent and Lenders are willing to amend the Forbearance Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Credit Agreement or the Forbearance Agreement unless otherwise defined herein.

SECTION 2. AMENDMENTS TO FORBEARANCE AGREEMENT

Subject to the conditions precedent set forth in Section 5 herein and in reliance on the representations and warranties set forth in Section 4 herein, the Credit Agreement is hereby amended as follows:

2.1. Section 1.2(c) of the Forbearance Agreement is amended and restated in its entirety as follows:

(c) “Forbearance Period” means the period commencing on the date hereof and ending on the date which is the earliest of (i) March 6, 2012; (ii) the occurrence or existence of any Event of Default, other than the Existing Defaults or the Anticipatory Defaults; or (iii) the occurrence of any Termination Event.

2.2. Section 1.2(d) of the Forbearance Agreement is hereby amended by deleting the reference to “January 5, 2012” in clause (ii) thereof, and replacing it with “February 2, 2012”.

SECTION 3. ACKNOWLEDGMENTS

3.1. Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that as of the close of business on February 5, 2012, (a) Borrower is indebted to Lenders in respect of the Advances in the principal amount of $14,207,020.40 and (b) Borrower is indebted to Lenders in respect of the Letters of Credit in the aggregate principal amount of $0.00. Borrower hereby acknowledges, confirms and agrees that all such amounts, together with interest accrued and accruing thereon, all reimbursement obligations with respect to the Letters of Credit, and all fees, costs, expenses and other charges now or hereafter payable by Borrower to Agent or Lenders, are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

3.2. Acknowledgment of Security Interests. Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of the Lender Group and the Bank Product Providers, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Credit Agreement and the Loan Documents or otherwise granted to or held by Agent, for the benefit of the Lender Group and the Bank Product Providers (collectively, the “Security”), and the Borrower further acknowledges, confirms and agrees that the Security secures the Obligations.

3.3. Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Credit Agreement and the Loan Documents to which it is a party (including the Forbearance Agreement, as amended by this Amendment) has been duly executed and delivered to Agent by Borrower, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto, (b) the agreements and obligations of Borrower contained in such documents and in this Amendment constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for under the Credit Agreement and the Loan Documents and applicable law.

3.4. Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Agent to exercise its rights and remedies under the Credit Agreement and the Loan Documents, applicable law, or otherwise. Borrower represents and warrants that as of the date hereof, no Events of Default exist other than the Existing Defaults. Borrower hereby acknowledges and agrees that when the Anticipatory Defaults occur, each shall constitute an Event of Default under the Credit Agreement and the Loan Documents. Borrower hereby acknowledges and agrees that Agent and Lenders have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the Loan Documents. Borrower acknowledges that Lenders are no longer obligated to make any Advances. Pursuant to and subject to the terms of Section 3.2 of the Forbearance Agreement and subject to the terms and conditions therein and in this Amendment, Agent and Lenders have agreed to forbear during the Forbearance Period from exercising their rights and remedies under the Credit Agreement and the Loan Documents or applicable law in respect of or arising out of the Existing Defaults and the Anticipatory Defaults. Borrower acknowledges and agrees that such agreement to forbear during the Forbearance Agreement does not apply to any Event of Default that may be in existence or may heretoafter occur other than the Existing Defaults and the Anticipatory Defaults, and that upon the expiration or termination of the Forbearance Period, the Forbearance Agreement shall automatically and without further action terminate and be of no further force and effect, it being expressly agreed that the effect of such termination will be to permit Agent and Lenders to exercise immediately all rights and remedies under the Credit Agreement and the Loan Documents and applicable law, including, but not limited to, accelerating all of the Obligations under the Credit Agreement and the Loan Documents; in each case without any further notice to Borrower, passage of time or forbearance of any kind.

3.5. No Waivers; Reservation of Rights. Agent and Lenders have not waived, are not by this Amendment waiving, and have no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults, the Anticipatory Defaults or otherwise), and Agent and Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults and the Anticipatory Defaults to the extent expressly set forth herein) occurring at any time. Subject to Section 3.2 of the Forbearance Agreement (solely with respect to the Existing Defaults and the Anticipatory Defaults), Agent and Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the Loan Documents as a result of any other Events of Default occurring at any time. Agent and Lenders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on their part in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

3.6. Reaffirmation. Borrower hereby confirms and reaffirms all of their obligations under the Credit Agreement, the Forbearance Agreement (as amended by this Amendment) and the other Loan Documents. Any reference in this Amendment to the Forbearance Agreement refers to the Forbearance Agreement as amended hereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Borrower hereby represents, warrants and covenants as follows:

4.1. Representations in the Credit Agreement and the Loan Documents. Each of the representations and warranties made by or on behalf of Borrower to Agent or any Lender in the

Credit Agreement or any of the Loan Documents was true and correct when made, and is, except for the Existing Defaults and the Anticipatory Defaults, true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by Borrower on the date hereof and in this Amendment, except (i) to the extent such representations and warranties expressly refer to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless otherwise qualified by materiality, Material Adverse Changes or a dollar threshold, in which case they shall be true in all respects) on and as of such earlier date, (ii) to the extent that any Schedule relating to any such representation and warranty was not required to be updated pursuant to the terms of the Credit Agreement until a subsequent date, (iii) to the extent such representations or warranties are not true and correct solely as a result of the Existing Defaults or the Anticipatory Defaults, and (iv) that the existence of the Existing Defaults and the Anticipatory Defaults shall not, in and of itself, be deemed to be a “Material Adverse Change” for the purposes of Section 4.11 of the Credit Agreement.

4.2. Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to Agent and Lenders by Borrower, is enforceable in accordance with its terms and is in full force and effect.

4.3. No Conflict. The execution, delivery and performance of this Amendment by Borrower will not violate any requirement of law or contractual obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues.

SECTION 5. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

The effectiveness of the terms and provisions of Section 2 and Section 3.4 of this Amendment shall be subject to the receipt by Agent of each of the following, in form and substance satisfactory to Agent:

(a) an executed copy of a forbearance letter by the Term Loan Lenders, extending the forbearance period contemplated by that certain forbearance letter from the Term Loan Lenders, dated January 5, 2012, to a date that is no earlier than March 15, 2012, in a form substantially similar to the forbearance letter dated January 5, 2012, or otherwise in form and substance satisfactory to Agent;

(b) an executed copy of this Amendment, duly authorized, executed and delivered by Borrower, each Lender and Agent; and

(c) execution and delivery of a Consent and Reaffirmation, in the form attached as Exhibit A, by each Guarantor.

SECTION 6. MISCELLANEOUS

6.1. Continuing Effect of Credit Agreement. Except as modified pursuant hereto, no other changes or modifications to the Credit Agreement and the Loan Documents are intended or implied by this Amendment and in all other respects the Credit Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Credit Agreement and the Loan Documents, the terms of this Amendment shall govern and control. The Credit Agreement and the Forbearance Agreement as amended by this Amendment shall be read and construed as one agreement.

6.2. Costs and Expenses. Borrower absolutely and unconditionally agrees to pay to Agent, on demand by Agent at any time, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution or delivery of this Amendment and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Agent, any Lender, any participant of any Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby.

6.3. Further Assurances. At Borrower’s expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

6.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.5. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Borrower made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the Forbearance Period, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

6.6. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and each Guarantor executing a Consent and Reaffirmation attached hereto, on behalf of itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the date of this Amendment, for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, any of the Loan Documents or any of the transactions hereunder or thereunder.

(b) Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6.7. Covenant Not to Sue. Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 6.6 above. If any Releasing Party violates the foregoing covenant, Borrower, for itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

6.8. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

6.9. Reviewed by Attorneys. Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

6.10. Disgorgement. If Agent or any Lender is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such indebtedness or part thereof intended to be satisfied by virtue of such payment, interest, or other consideration shall be revived and continue as if such payment, interest, or other consideration had not been received by Agent or such Lender, and the Borrower shall be liable to, and shall indemnify, defend and hold Agent or such Lender harmless for, the amount of such payment or interest surrendered or disgorged. The provisions of this Section 6.10 shall survive execution and delivery of this Amendment and the documents, agreements, and instruments to be executed or delivered herewith.

6.11. Relationship. Borrower agrees that the relationship between Agent and Borrower and between each Lender and Borrower is that of creditor and debtor and not that of partners or joint venturers. This Amendment does not constitute a partnership agreement, or any other association between Agent and Borrower or between any Lender and Borrower. Borrower acknowledges that Agent and each Lender has acted at all times only as a creditor to such Borrower within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Agent or any Lender attempted to exercise any control over Borrower or its business or affairs. Borrower further acknowledges that Agent and each Lender has not taken or failed to take any action under or in connection with its respective rights under the Credit Agreement and the Loan Documents that in any way or to any extent has interfered with or adversely affects such Borrower’s ownership of Collateral.

6.12. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE CREDIT AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THE VALIDITY OF THIS AMENDMENT, THE FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMETNS AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER AND THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO, CANADA AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE PROVINCE OF ONTARIO AND, TO THE EXTENT REQUIRED BY APPLICABLE LAW, FEDERAL COURTS IN THE PROVINCE OF ONTARIO; PROVIDED, HOWEVER, THAT ANY ACTION SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH GUARANTOR EXECUTING THE CONSENT AND REAFFIRMATION ATTACHED HERETO EACH WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.12.

6.13. Mutual Waiver of Jury Trial. THE PARTIES HERETO AND EACH GUARANTOR EXECUTING THE CONSENT AND REAFFIRMATION ATTACHED

HERETO EACH WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PARTIES HERETO EACH REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

6.14. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

6.15. Effectiveness of Forbearance Agreement. The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment.

[signatures on following page]

IN WITNESS WHEREOF, this Amendment is executed and delivered as of the day and year first above written.

BORROWER:

DIALOGIC CORPORATION, a British Columbia corporation

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

WELLS FARGO FOOTHILL CANADA ULC as Agent and a Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

Signature Page to Amendment No. 3 to Forbearance Agreement

EXHIBIT A

to

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 3 to Forbearance Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Credit Agreement dated as of March 5, 2008 (as amended, supplemented, extended, renewed, restated or otherwise modified from time to time) among Agent, Borrower and the Lenders from time to time party thereto; (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment and the Forbearance Agreement (as defined in the Amendment) as amended by the Amendment, including Section 6.6 and Section 6.7 of the Amendment; (iv) affirms that nothing contained in the Amendment, except as specifically stated therein, shall modify in any respect whatsoever any Loan Document to which it is a party; and (v) reaffirms its obligations under (a) the guaranty of the Obligations to which it is a party and (b) each of the other Loan Documents to which it is a party (as modified by the Amendment, collectively, the “Reaffirmed Loan Documents”) and confirms that such obligations are unconditional and not subject to any defense, setoff, counterclaim or other adverse claim. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

The undersigned further agree that after giving effect to the Agreement, each Reaffirmed Loan Document shall remain in full force and effect.

[signature page follows]

DIALOGIC (US) INC., a Delaware corporation formerly known as DIALOGIC INC.

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

CANTARA TECHNOLOGY, INC., a Massachusetts corporation

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

DIALOGIC DISTRIBUTION LIMITED, a company organized under the laws of Ireland)

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

SIGNED SEALED AND DELIVERED AS A DEED

By:	/s/ Anthony Housefather
The attorney for and on behalf of:

DIALOGIC DISTRIBUTION LIMITED in the presence of:

Witness:	/s/ Rachele Stein
Print Name:	Rachele Stein
Print Address:	5800 Cavendish Blvd., Suite 500
Montreal, Quebec, H4M 2V9 Canada

Signature Page to Consent and Reaffirmation

DIALOGIC INC., a Delaware corporation formerly known as Veraz Networks, Inc.

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

DIALOGIC NETWORKS (ISRAEL) LTD., a limited liability company incorporated under the laws of Israel

By:	/s/ Israel Zohar
Name:	Israel Zohar
Title:	Director

DIALOGIC DO BRASIL COMERCIO DE EQUIPAMENTOS PARA TELECOMMUNICACAO LTDA., a limited liability company duly organized and existing under the laws of Brazil, f/k/a Veraz Networks do Brasil Comercio de Equipamentos para Telecomunicacao Ltda.

By:	/s/ Jobelino Vitoriano Locateli
Name:	Jobelino Vitoriano Locateli
Title:	Legal Representative

Signature Page to Consent and Reaffirmation